UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 22, 2021

Date of Report (Date of Earliest Event Reported)

Salamander Innisbrook, LLC

 (Exact name of registrant as specified in its charter)

Florida	333-147447	26-0442888
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

36750 US Highway 19 North Palm Harbor, FL	34684
(Address of principal executive offices)	(Zip Code)

(727) 942-2000

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01 – Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On June, 22, 2021, the Salamander Innisbrook, LLC (the “Company”) dismissed CohnReznick, LLP (“CohnReznick”) from its role as the Company’s independent registered public accounting firm. During the period from October 8, 2020 (inception) through June 22, 2021, there were no disagreements between Salamander Innisbrook, LLC and CohnReznick on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure. During the period from October 8, 2020 through June 22, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act). The decision to dismiss CohnReznick was approved by the Company’s sole member (the “Member”) in accordance with the Company’s operating agreement.

Salamander Innisbrook, LLC has provided CohnReznick with a copy of the foregoing disclosures and has requested that CohnReznick furnish Salamander Innisbrook, LLC with a letter addressed to the SEC stating whether it agrees with the statements made by Salamander Innisbrook, LLC set forth above.

(b) Engagement of New Independent Registered Public Accounting Firm

On June 23, 2021, the Company authorized the engagement of a separate accounting firm the “Prospective Auditor” as its independent registered public accountant accounting firm for the fiscal years ending December 31, 2019 and December 31, 2020. The Company’s formal engagement of the Prospective Auditor remains subject to the completion by the Prospective Auditor of its client acceptance processes.

The decision to engage the Prospective Auditor was approved by the Company’s Member.

Prior to engaging the Prospective Auditor, the Company did not consult with the Prospective Auditor regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by the Prospective Auditor, in either case where written or oral advice provided by the Prospective Auditor would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between the Company and the former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 – Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Salamander Innisbrook, LLC

By:	/s/ Dale Pelletier
Dale Pelletier
Chief Financial Officer

Dated: June 28, 2021